Business Combinations - Total Consideration, Net of Cash Acquired (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands		9 Months Ended
	Apr. 07, 2021	Sep. 30, 2021	Sep. 30, 2020
Business Acquisition, Equity Interests Issued or Issuable [Line Items]
Cost of acquisition, net of cash acquired		$ 9,756	$ 0
Root AI
Business Acquisition, Equity Interests Issued or Issuable [Line Items]
Common Stock issued (2,329 shares at approximately $21.00 per share)	$ 48,991
Stock options issued to replace unvested Root AI stock options	361
Total equity	49,352
Cash consideration paid for the settlement of vested Root AI stock options	230
Cash consideration paid to Root AI shareholders	9,512
Cash consideration paid to reimburse Root AI for seller transaction costs incurred	150
Cash acquired	(136)
Cost of acquisition, net of cash acquired	9,756
Net consideration paid	$ 59,108
Shares issued to acquire business (in shares)	2,329
Business acquisition, share price (in dollars per share)	$ 21.00